SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

This SECURED CONVERTIBLE Note Purchase Agreement (this “Agreement”) is made as of March 25, 2013 (the “Effective Date”) by and among Penzance, LLC, a California limited liability company (the “Company”), the initial purchasers of the Notes who are signatory hereto (each, an “Investor” and collectively, the “Investors”) and Loton, Corp., a Nevada corporation, as an Investor and as collateral agent for the Investors (the “Collateral Agent”). The Company, the Investors and the Collateral Agent are from time to time referred to herein as the “parties” and each as a “party.”

RECITALS

WHEREAS, The Company wishes to sell up to U.S. $200,000 (two hundred thousand dollars) in the aggregate principal amount of Notes to the Investors, and each Investor is willing to purchase the principal amount of Notes set forth opposite its name on the signature page hereto (the “Purchase Price”), on the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and such other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.            PURCHASE AND SALE OF THE NOTES.

1.1            Purchase of the Notes. Subject to the terms and conditions of this Agreement, the Company shall sell to the Investors, and the Investors shall purchase from the Company, on a joint and several basis, on the Effective Date, in an aggregate principal amount of up to $200,000, the Secured Convertible Notes in the form attached to this Agreement as Exhibit A (each, a “Note” and together, the “Notes”)).

1.2            Issuance and Delivery of the Notes. At the Closing, each Investor shall deliver to the Company the Purchase Price by (i) a check payable to the Company’s order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing. On or promptly after the Closing, the Company will deliver to each Investors a duly executed Note in the principal amount of the Purchase Price. The obligation of the Company to sell and issue the Notes to the Investors at the Closing, and the obligation of the Investors to purchase the Notes, shall be subject to satisfaction or waiver of the applicable conditions set forth in Section 5.

1.3            Collateral Agent. The Collateral Agent shall participate in the purchase of the Notes as an Investor hereunder, and as such, shall have the same rights and powers in its capacity as an Investor as any other Investor, and may exercise the same as though it were not the Collateral Agent.

2.            THE CLOSING. Subject to the satisfaction or waiver of the conditions listed in Section 5 below, the purchase and sale of the Notes shall be for the aggregate principal amount of $200,000 (two hundred thousand dollars) and will take place at the offices of Manatt Phelps & Phillips LLP, 11355 West Olympic Boulevard, Los Angeles, California, 90064, at 10:00 a.m. Pacific time on the date of this Agreement, or at such other time and place as the Company and the Investors agree (which time and place are referred to as the “Closing”).

3.            REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE COMPANY. Except as set forth in the Schedule of Exceptions (the “Schedule of Exceptions”) attached to this Agreement as Exhibit B and expressly stated otherwise in this Agreement, the Company represents and warrants to the Investors that the statements in the following paragraphs of this Section 3 are all true and complete as of the Closing and makes the following covenants:

3.1            Organization, Good Standing and Qualification. The Company has been duly organized, and is validly existing and in good standing, under the laws of the State of California. The Company’s Articles of Organization, filed with the Secretary of State of the State of California on October 28, 2008 and as it is currently in effect (the “Articles of Organization”), is attached hereto as Exhibit C, and the Company’s current Operating Agreement, dated as of October 29, 2008 and as it is currently in effect (the “Operating Agreement”), is attached hereto as Exhibit D. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign limited liability company in good standing in all jurisdictions in which it is required to be qualified to do intrastate business as the Company’s business is currently conducted and as presently proposed to be conducted by the Company.

3.2            Due Authorization. All corporate action on the part of the Company’s managing member and members necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the Notes has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Notes when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

3.3            Corporate Power. The Company has the corporate power and authority to execute and deliver this Agreement and the Security Agreement (as defined herein), to issue the Notes to be purchased by the Investors hereunder, and to carry out and perform all its obligations under this Agreement, the Notes, the Security Agreement and any and all other agreements and documents to be executed pursuant to such agreements (together, the “Secured Transaction Documents”).

3.4            Valid Issuance.

(a)            The Notes and any securities issuable upon the conversion of the Notes, when issued, sold and delivered in accordance with the terms of this Agreement and the Notes for the consideration provided for herein and therein, will be duly authorized and validly issued, fully paid and nonassessable.

(b)            Based in part on the representations made by the Investors in Section 4 hereof, the offer and sale of the Notes (and the securities of the Company when issued in accordance with the terms of the Notes, as applicable) solely to the Investors in accordance with this Agreement is exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the “1933 Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the state in which the Investors are residents.

3.5            Capitalization. The percentage interests of the Company (the “Percentage Interests”), immediately prior to the Closing, consist of (i) a 95% percentage interest vested in Keith Cohn; and (ii) a 5% percentage interest vested in Chris Bollenbach. The Percentage Interests are issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Percentage Interests are as stated in the Operating Agreement. There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

3.6            Title to Properties and Assets. The Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for Permitted Liens (as defined in the Security Agreement). With respect to the property and assets it leases, the Company is in material compliance with all such leases.

3.7            Patents and Trademarks. To the Company’s knowledge, it owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted. The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

3.8            Compliance with Other Instruments. The Company is not in violation or default of any term of (a) its Articles of Organization or Operating Agreement, or (b) of any provision of any material mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order, or writ, except, with respect to the items listed in this clause (b), as would not have a material adverse effect on the business, assets, financial condition or resulting of operations of the Company. Subject to the execution, delivery, and performance of and compliance with the Secured Transaction Documents, the issuance and sale of the Notes and the issuance of securities of the Company pursuant thereto will not result in any such violation or default.

3.9            Litigation. There is no action, suit, proceeding or investigation pending, or, to the Company’s knowledge, currently threatened in writing, against the Company that (i) questions the validity of this Agreement or the right of the Company to enter into this Agreement and consummate the transactions contemplated hereby, or (ii) might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company.

3.10            Financial Statements. The Company has made available to the Investors its audited consolidated balance sheet and related consolidated statements of income, members’ equity and cash flow of the Company as of and for the fiscal year ended December 31, 2012 ( the “Financial Statements”). The Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and present fairly the financial condition and position of the Company as of the date thereof subject to normal recurring year-end adjustments (which are not expected to be material either individually or in the aggregate),. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2012 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.11            Amendment of Operating Agreement. The Company hereby covenants that, within thirty (30) days of the Closing, it will amend the Operating Agreement in a form reasonably acceptable to the Investors.

4.            REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INVESTORS.

The Investors each hereby, jointly and severally, represent and warrant to, and agree with, the Company, that:

4.1            Authorization. This Agreement constitutes each Investor’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Each Investor jointly and severally represents that it has the full power and authority to enter into this Agreement.

4.2            Purchase for Own Account. The Notes and any securities issuable upon conversion thereof (collectively, the “Securities”) will be acquired for investment for each Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and each Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

4.3            Disclosure of Information. Each Investor has received or has been given full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Each Investor further has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

4.4            Investment Experience. Each Investor understands that the purchase of the Securities involves substantial risk. Each Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment, and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, managing member or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons, and/or (iii) is an existing holder of the Company’s securities.

4.5            Accredited Investor Status. Each Investor is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

4.6            Restricted Securities. Each Investor understands that the Securities are characterized as “restricted securities” under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such Securities may be resold without registration under the 1933 Act only in certain limited circumstances. Each Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Each Investor understands the Company is under no obligation to register any of the Securities sold hereunder. Each Investor understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

4.7            No Solicitation. At no time was any Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

4.8            Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a)            there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)            such Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) immediately above, no such registration statement or opinion of counsel shall be required: for any transfer of the Securities in compliance with Rule 144 or Rule 144A of the 1933 Act.

4.9            Legends. Each Investor understands and agrees that any certificates evidencing the Securities and/or the Notes, as applicable, will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Articles of Organization or the Operating Agreement, or by any agreement between the Company and such Investor:

(a)            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b)            Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations or any other state securities laws.

The legend set forth in clause (a) immediately above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

5.            CONDITIONS TO CLOSING.

5.1            Conditions to Investors’ Obligations. The obligations of each Investor under Section 2 of this Agreement are subject to the fulfillment by the Company or waiver by such Investor, on or before the Closing, of each of the following conditions:

(a)            Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing;

(b)            The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

(c)            The Company shall have executed and delivered this Agreement to the Collateral Agent and each of the Investors;

(d)            The Company shall have issued the Notes to each Investor in the amount of the Purchase Price;

(e)            The Company shall have executed and delivered to the Collateral Agent and each Investor the Security Agreement substantially in the form of Exhibit E attached hereto (the “Security Agreement”); and

(f)            The Company shall have issued to such Investor an Officers’ Compliance Certificate certifying that each of the conditions set forth in immediately preceding subsections (a) and (b) have been fulfilled.

5.2            Condition to the Company’s Obligations. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment by each Investor or waiver by the Company on or before the Closing of the following conditions:

(a)            Each of the representations and warranties of the Investors contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing;

(b)            The Investors shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

(c)            The Collateral Agent and each Investor shall have executed and delivered this Agreement to the Company; and

(d)            The Collateral Agent and each Investor shall have executed and delivered the Security Agreement to the Company.

6.            GENERAL PROVISIONS.

6.1            Survival. The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors or the Company, as the case may be.

6.2            Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.3            Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

6.4            Counterparts. This Agreement may be executed in two or more counterparts, including by PDF, facsimile, or other electronic means, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.5            Headings; Definitions. The headings and captions in this Agreement are used only for convenience and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, Exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and Exhibits and schedules attached hereto, all of which Exhibits and schedules are incorporated by this reference.

6.6            Notices. All notices and other communications given or made pursuant hereto shall be shall be given or made in accordance with the terms and conditions of the Security Agreement.

6.7            No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with this transaction. The Investors each, jointly and severally, agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ or broker’s fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investors, jointly and severally, from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8            Amendments and Waivers. Any term of this Agreement may be amended either retroactively or prospectively with the written consent of the Company and the holders of than a majority of the aggregate principal amount of the Notes then outstanding, and the Company’s obligations under any term of this Agreement may be waived (either generally or in a particular instance) only by the holders of a majority of the aggregate principal amount of the Notes then outstanding. All waivers shall be effective only when given in a writing signed by the persons charged with making such waiver.

6.9            Severability. If one or more provisions of this Agreement is (are) held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.10            Entire Agreement. This Agreement, together with all Exhibits and Schedules hereto, and the Notes entered into pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes, merges, and voids any and all prior negotiations, correspondence, agreements, understandings duties or obligations between (among) the parties with respect to the subject matter hereof.

6.11            Further Assurances. From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm, carry out and to effectuate fully the intent and purposes of this Agreement.

6.12            Expenses. The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Secured Convertible Note Purchase Agreement as of the date first above written.

COMPANY

PENZANCE, LLC

By:	/s/ Keith Cohn
Name:	Keith Cohn
Title:	CEO

COLLATERAL AGENT AND INVESTOR:

LOTON, CORP.
Amount: $100,000
By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:	CEO

INVESTOR:
Amount: $100,000
Loton Corp.

By:	/s/ Robert Ellin
Name:	Robert Ellin
Title:	CEO